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                                                                  EXHIBIT 10.089



                                     [LOGO]
                          SUMMIT MARKETING GROUP, INC.



                     Collateral Marketing Material Proposal
                                Project: EMD.com
                                August 19, 1999


Client:   Tim Moses
          CEO BioShield
          5655 Peachtree PARKWAY
          Norcross, GA 30092



Job Name: EMDCOL 99                                    Customer #: 62706

The following information represents deliverable for estimated quantities of the following collateral materials. Your signature on the line below authorizes us to begin work on graphic design and production.

- Initial comps, design, layout and final layout, copy writing, editing for the following items:

     ITEM                                              ESTIMATED QUANTITY
     EMD pocket folders/envelopes                        5,000
     Letterhead and envelopes                            5,000
     Business Card Shell Design
     MD brochure self-mailer                            20,000
          with pocket to house CD (video
          and demo) and the physician
          contract
     Patient information card                          150,000 or 200,000
     Promotional product to affix
          to the card                                  150,000 or 200,000
     Point-of-Sale poster/information holder             2,000 or 5,000

-    Copy writing and production of the Physician Letter
- Acquisition and creation of the data base based on EMD Medical Advisory Board mailing list



   2120 Powers Ferry Road - Suite 300 - Atlanta, Georgia 30339 - 770-956-9500
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Additional projects to be quoted as needed:

-    Dinner favor for physicians attending dinner presentations

- Thank-you gift for ambassadors (those physicians initially signing-up for EMD)

-    Dinner invitations and follow-up thank-you notes

-    Dinner event costs

TERMS:

1. Contract begins August 19, 1999 and extends through the printing phase of the project.

2. Authorization in the form of a P.O. # for a total price of $150,000 which will be used to bill against once each deliverable is approved and produced.

3.   Deposit of $20,000 to begin the project.

4. All out-of-pocket expenses included but not limited to shipping, long distance, courier, travel, postage etc., will be billed separately with 30-day payment terms.

The signatures below represent acceptance of this proposal and serve as a legal and binding document between parties.



P.O. #
      -------------------------------



/s/ Thomas D. Major                          /s/ Tim Moses
-----------------------------------------    -----------------------------------
Approved:                           Date:    Approved:                     Date:
Thomas D. Major                              Tim Moses
President                                    CEO
Summit Strategic Communications              BioShield, Inc.


Please fill in the assigned P.O. # and fax this contract to 770-955-9664 - Attention Barbara Obrentz.